SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

May 12, 2004

Date of report (date of earliest event reported)

HM PUBLISHING CORP.

HOUGHTON MIFFLIN COMPANY

(Exact name of registrants as specified in their charters)

Delaware Massachusetts	333-110720 333-105746	13-4265843 04-1456030
(State or other jurisdictions of incorporation or organization)	Commission File Numbers	(I.R.S. Employer Identification Nos.)

222 Berkeley Street

Boston, Massachusetts 02116

(Address of principal executive offices) (Zip Code)

(617) 351-5000

(Registrants’ telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.01 Press release dated May 12, 2004 announcing Registrants’ results for the quarter ended March 31, 2004.

Item 9. (Information Provided Under Item 12, Disclosure of Results of Operations and Financial Condition).

The information contained in this Item 9 is furnished pursuant to Item 12 of Form 8-K “Results of Operations and Financial Condition,” in accordance with SEC Release No. 33-8216. This information and the exhibits hereto are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. The information contained in this report shall not be incorporated by reference into any filing of Registrants with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

On May 12, 2004, the Registrants issued a press release announcing their financial results for the quarter ended March 31, 2004, a copy of which is attached hereto as Exhibit 99.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2004

HM PUBLISHING CORP.
HOUGHTON MIFFLIN COMPANY

By:	/s/ STEPHEN RICHARDS
Stephen Richards
Executive Vice President, Chief Operating Officer, and Chief Financial Officer

EXHIBIT LIST

99.01	Press release dated May 12, 2004 announcing Registrants’ results for the quarter ended March 31, 2004.